UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 27, 2003

                               NORDSON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      OHIO
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

          0-7977                                   34-0590250
 -----------------------              ------------------------------------
(Commission file number)              (I.R.S. Employer Identification No.)

                       28601 Clemens Road, Westlake, Ohio
                    ----------------------------------------
                    (Address of principal executive offices)

                                      44145
                                   ----------
                                   (Zip Code)

                                 (440) 892-1580
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits

      c.)   Exhibits

            Press release of Nordson Corporation dated August 27, 2003.

Item 12. Results of Operations and Financial Condition

On August 27, 2003, Nordson Corporation issued a press release relating to its results of operations for the third quarter of 2003. A copy is attached as
Exhibit 99.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 27, 2003                  Nordson Corporation

                                       /s/ Peter S. Hellman

                                       Executive Vice President, Chief Financial and Administrative Officer (Principal Financial Officer and Chief Accounting Officer)

                                       /s/ Nicholas D. Pellecchia

                                       Vice President, Finance and Controller
                                       (Principal Financial Officer and Chief
                                       Accounting Officer)


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                                    Form 8-K
                                  Exhibit Index

Exhibit
Number

99    Press release of Nordson Corporation dated as of August 27, 2003.


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